UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005

Lexington Precision Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-3252	22-1830121

(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, NY	10022

(Address of principal executive offices)	(Zip Code)

(212) 319-4657

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement.

     On May 17, 2005, at the annual meeting of stockholders of Lexington Precision Corporation (the “Company”), the stockholders approved a proposal to adopt the Lexington Precision Corporation 2005 Stock Award Plan (the “Plan”). The Plan was approved by the Board of Directors of the Company on April 21, 2005 and included as Exhibit A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2005 (the “Proxy Statement”). The description of the Plan set forth on pages 3 to 9 of the Proxy Statement is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

     Exhibits

Exhibit 10-1	Lexington Precision Corporation 2005 Stock Award Plan – incorporated by reference from Exhibit A to the Proxy Statement on Schedule 14A of Lexington Precision Corporation filed with the Securities and Exchange Commission on April 22, 2005.

Exhibit 10-2	Form of the Incentive Stock Option Award Agreement Pursuant to the Lexington Precision Corporation 2005 Stock Award Plan – filed herewith.

Exhibit 10-3	Form of the Non-Qualified Stock Option Award Agreement Pursuant to the Lexington Precision Corporation 2005 Stock Award Plan – filed herewith.

Exhibit 10-4	Form of the Restricted Stock Award Agreement Pursuant to the Lexington Precision Corporation 2005 Stock Award Plan – filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXINGTON PRECISION CORPORATION

(Registrant)

Date: May 19, 2005

By:	s/s Dennis J. Welhouse
	Name:	Dennis J. Welhouse
	Title:	Senior Vice President and Chief financial Officer